UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 West Wahalla Lane
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Knight-Swift Appoints Richard Howard to the Board
On November 4, 2026, the Board of Directors (the "Board") of Knight-Swift Transportation Holdings Inc. (the "Company") increased the size of the Board by one director and appointed Richard Howard as a member of the Board, effective immediately, to serve until the 2027 annual meeting of stockholders. In connection with his appointment, the Board determined that Mr. Howard will be an "independent director” under the applicable New York Stock Exchange listing standards. Mr. Howard was appointed to the Finance Committee and to the Nominating and Corporate Governance Committee of the Board. Upon his appointment, and consistent with the Company’s director compensation program, Mr. Howard received a grant of 357 shares of restricted stock and became eligible to receive cash compensation consistent with the compensation described in the Company's most recent Proxy Statement filed with the Securities and Exchange Commission on April 2, 2026, under the heading “Director Compensation.” Mr. Howard also entered into an indemnification agreement with the Company in the form previously approved by the Board, as described below. There are no arrangements or understandings between Mr. Howard and any other persons pursuant to which he was appointed as a member of the Board. Mr. Howard does not have and has not had a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Howard, 61, served as President and Chief Executive Officer of Daimler Truck Financial Services USA, a financial services provider for commercial vehicles, for Daimler Truck North America, from December 2021 through August 2024. Mr. Howard joined Mercedes-Benz in 1993 as a Regional Sales Manager, and progressed into roles including Executive Chairman, Mercedes-Benz Financial Services Ltd., Vice President, Mercedes-Benz Financial Services USA (USA and Latin America), Regional CEO, Daimler Financial Services Asia, and Senior Vice President Global Sales, Product Strategy, and Marketing, Daimler Truck North America. Prior to joining Mercedes-Benz, Mr. Howard was an equity analyst at Albert E. Sharp where he focused on Capital Goods FTSE Companies. Mr. Howard currently serves on the boards of Netsol Technologies, Inc., a software and IT solutions provider for asset finance, automotive leasing, and digital retail industries, and Green Corridors, an infrastructure technology company. He is also the Founder of Chromis Consulting, LLC. Mr. Howard received his MBA from Aston Business School, Birmingham, United Kingdom in 1993. Mr. Howard also received a Bachelor of Arts with Honors in Business Studies from Birmingham City University, Birmingham, United Kingdom in 1991.
The Company has entered or will enter into, and intends to continue to enter into, indemnification agreements with its directors and officers that may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements generally require the Company, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers, other than liabilities arising from willful misconduct. These indemnification agreements also generally require the Company to advance any expenses incurred by the directors or officers as a result of any proceeding against them as to which they could be indemnified. These indemnification provisions and the indemnification agreements may be sufficiently broad to permit indemnification of the Company’s officers and directors for liabilities, including reimbursement of expenses incurred, arising under the Securities Act of 1933, as amended. The form of indemnification agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference (and this description is qualified in its entirety by reference to such document).

ITEM 8.01	OTHER EVENTS
On November 6, 2026, the Company announced that on November 5, 2026 the Board declared a quarterly cash dividend of $0.20 per share of common stock. The dividend is payable to the Company's stockholders of record as of December 7, 2026, and is expected to be paid on December 21, 2026.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit	Description
Exhibit 10.1	Knight-Swift - Form of Indemnification Agreement (Nov 2026)
Exhibit 99	Knight-Swift Transportation Holdings Inc. press release dated November 6, 2026, announcing quarterly cash dividend
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information in this report and the exhibit hereto may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements, including, without limitation, statements relating to our declaration of quarterly dividends. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurance that future dividends will be declared. The declaration and amount of future dividends is subject to approval of the board of directors and various risks and uncertainties, including, but not limited to: our cash flow and cash needs; compliance with applicable laws; restrictions on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; deterioration in our financial condition or results; and those risks, uncertainties, and other factors identified from time-to-time in our filings with the Securities and Exchange Commission. Please refer to the last paragraph of the accompanying press release and various disclosures by the Company in other releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	November 6, 2026	/s/ Andrew Hess
Andrew Hess
Chief Financial Officer